UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2019
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First Horizon National Corporation
(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

165 Madison Avenue Memphis, Tennessee	38103
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-4444
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange, Inc.
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.    Regulation FD Disclosure.

Estimated Financial Impact of Restructuring Efforts in 2Q19
First Horizon National Corporation (FHN) previously announced certain expense reduction initiatives which it plans to implement in 2019. In first quarter 2019, FHN reported many expenses associated with this effort in its Corporate segment within Noninterest expense: various under the category of Restructuring, repositioning, and efficiency initiatives. Currently, FHN estimates that for the second quarter of 2019, FHN will report pre-tax expense ranging from approximately $15 to $20 million under the category of Restructuring, repositioning, and efficiency initiatives primarily related to anticipated branch closures, severance, and associated professional fees. The actions related to these charges are expected to result in approximately $15 million in annualized cost savings.
Estimated Financial Impacts of Rebranding Initiative
On June 11, 2019, FHN announced a plan to unify the primary brand names under which its subsidiaries conduct business. Specifically, FHN’s four major brands will change as follows: Capital Bank and First Tennessee Bank will change to First Horizon Bank; FTB Advisors will change to First Horizon Advisors; and FTN Financial will change to FHN Financial. FHN’s iconic red-white-and-blue "star" logo will be retained but with an updated style. We expect our unified rebranding to have various benefits for customers as well as a positive impact on operating efficiencies.
FHN’s rebranding initiative is subject to regulatory processes as well as logistical and other practical considerations. FHN currently expects the rebranding to be implemented during the second half of 2019.
Starting in second quarter of 2019, FHN will recognize asset impairments and various other expenses related to the branding changes. Impairments, which do not involve current or ongoing cash expenditures, will reflect FHN’s assessments that certain existing assets, such as signage and other tangible items associated with an old brand, no longer will have significant ongoing value. Another category of expense will relate to non-capitalized expenditures for brand promotion and transition, such as advertising, direct mailings, and technology adjustments. A third category will relate to future depreciation and amortization of rebranding-related capitalized expenditures, such as updated or new signage. Although FHN is committed to rebranding as outlined above, FHN has not yet made several implementation decisions which are likely to affect the overall costs of the initiative. Currently:

•	FHN estimates non-cash rebranding impairment expenses, predominantly recorded in second quarter of 2019, to be approximately $8 million.

•	FHN estimates non-capitalized expenses related to re-branding, predominantly recorded in 2019, to range from approximately $15 to $20 million.

These expense estimates are pre-tax. FHN expects to report the impairment and non-capitalized expenses predominantly in its Corporate segment.  Future changes in depreciation and amortization expense will be recognized in the applicable segment.
Forward-Looking Statements
This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to FHN’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends identify forward-looking statements.
Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change. Examples of uncertainties and contingencies include, among other important factors: global, general, and local economic and business conditions, including economic recession or depression; the stability or volatility of values and activity in the residential housing and commercial real estate markets; potential requirements for FHN to repurchase, or compensate for losses from, previously sold or securitized mortgages or securities based on such mortgages; potential claims alleging mortgage servicing failures, individually, on a class basis, or as master servicer of securitized loans; potential claims relating to participation in government programs, especially lending or other financial services programs; expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution; market and monetary fluctuations, including fluctuations in mortgage markets; inflation or deflation; customer, investor, competitor, regulatory, and legislative responses to any or all of these conditions; the financial condition of borrowers and other counterparties; competition within and outside the financial services industry; geopolitical developments including possible terrorist activity; natural disasters; effectiveness and cost-efficiency of FHN’s hedging practices; technological changes; fraud, theft, or other incursions through conventional, electronic, or other means directly or indirectly affecting FHN or its customers, business counterparties, or competitors; demand for FHN’s product offerings; new products and services in the industries in which FHN operates; the increasing use of new technologies to interact with customers and others; and critical accounting estimates. Other factors are those inherent in originating, selling, servicing, and holding loans and loan-based assets including prepayment risks, pricing concessions, fluctuation in U.S. housing and other real estate prices, fluctuation of collateral values, and changes in customer profiles. Additionally, the actions of the Securities and Exchange Commission (SEC), the Financial Accounting Standards Board (FASB), the Office of the Comptroller of the Currency (OCC), the Board of Governors of the Federal Reserve System (Federal Reserve), the Federal Deposit Insurance Corporation (FDIC), the Financial Industry Regulatory Authority (FINRA), the U.S. Department of the Treasury (Treasury), the Municipal Securities Rulemaking Board (MSRB), the Consumer Financial Protection Bureau (CFPB), the Financial Stability Oversight Council (Council), the Public Company Accounting Oversight Board (PCAOB), and other regulators and agencies; pending, threatened, or possible future regulatory, administrative, and judicial outcomes, actions, and proceedings; current or future Executive orders; changes in laws and regulations applicable to us; and FHN’s success in executing its business plans and strategies and managing the risks involved in the foregoing, could cause actual results to differ, perhaps materially, from those contemplated by the forward-looking statements.
Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in FHN’s Annual Report on Form 10-K for the year ended December 31, 2018, in its subsequent Quarterly Report on Form 10-Q filed with the SEC, and in the “Investor Relations” section of FHN’s website, http://www.firsthorizon.com, under the heading “SEC Filings,” and in other documents FHN files with the SEC. FHN assumes no obligation to update or revise any forward-looking statements that are made in this Report.
Item 7.01 Information is Furnished
The foregoing information under this Item 7.01 is “furnished” to, rather than “filed” with, the Securities and Exchange Commission, except as expressly incorporated into Item 8.01 below.

ITEM 8.01.     Other Events.
The first paragraph after the heading Estimated Financial Impacts of Rebranding Initiative in Item 7.01 above is incorporated by reference into this Item 8.01.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)
Date: June 11, 2019	By: /s/ William C. Losch III
William C. Losch III
Executive Vice President and Chief Financial Officer